UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2019

HopFed Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23667	61-1322555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4155 Lafayette Road, Hopkinsville, Kentucky	42240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   270-885-1171

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, par value $0.01 per share	HFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing of the merger of HopFed Bancorp, Inc., a Delaware corporation (the “Company”), with and into First Financial Corporation, an Indiana corporation (“First Financial”), with First Financial as the surviving corporation, on July 27, 2019 pursuant to an Agreement and Plan of Merger, dated as of January 7, 2019 (the “Merger Agreement”), by and between First Financial and the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 27, 2019, pursuant to the terms and conditions of the Merger Agreement, the Company was merged with and into First Financial, with First Financial as the surviving corporation (the “Merger”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (“Effective Time”), each issued and outstanding share of Company common stock, $0.01 par value per share (“Company Common Stock”), was converted into the right to receive, at the stockholder’s election, either (or a combination of) 0.444 shares of First Financial common stock, without par value (“First Financial Common Stock”), or $21.00 in cash, subject to proration provisions specified in the Merger Agreement that provide for an aggregate split of 50% of shares of Company Common Stock being exchanged for First Financial Common Stock and 50% for cash, with cash to be paid in lieu of fractional shares (the “Merger Consideration”).

Additionally, at the Effective Time, each outstanding restricted share of Company Common Stock that was unvested or contingent fully vested and was canceled and converted into the right to receive the Merger Consideration, less applicable tax withholdings.

Immediately following the Merger, the Company’s wholly owned subsidiary, Heritage Bank USA, Inc., merged with and into First Financial’s wholly owned subsidiary, First Financial Bank, National Association (“FFB”) (the “Bank Merger”), with FFB as the surviving bank in the Bank Merger.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached as Exhibit 2.1 to the Company’s Amendment No. 1 on Form 8-K/A filed on January 9, 2019 and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, the Company no longer fulfills the listing requirements of The NASDAQ Stock Market LLC (“NASDAQ”). In anticipation of completion of the Merger, on July 24, 2019, the Company notified NASDAQ that trading in Company Common Stock should be halted prior to market open on July 29, 2019, and that the listing of Company Common Stock should be removed. At the Company’s request, on July 29, 2019, NASDAQ filed with the Securities and Exchange Commission (“SEC”) a notification of removal from listing and registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of Company Common Stock on Form 25 to effect the delisting of all shares of Company Common Stock from NASDAQ and the deregistration of Company Common Stock under Section 12(b) of the Exchange Act. First Financial, as the Company’s successor, intends to file a Form 15 with the SEC with respect to Company Common Stock requesting the deregistration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration in accordance with the Merger Agreement.

Item 5.01 Changes in Control of Registrant.

Upon the completion of the Merger on July 27, 2019, the Company merged with and into First Financial. As a result, a change in control of the Company occurred. The information set forth in Items 2.01, 3.03, and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2019, effective as of the Effective Time, the Company’s directors and executive officers ceased serving in such capacities.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, at the Effective Time, the Company ceased to exist and First Financial continued as the surviving corporation. The Articles of Incorporation of First Financial, as in effect at the Effective Time, and the Bylaws of First Financial, as in effect at the Effective Time, remained the Articles of Incorporation and Bylaws of First Financial as the surviving corporation in the Merger.

Copies of First Financial’s Articles of Incorporation and Bylaws are included as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated by reference herein. The information set forth in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of January 7, 2019, by and between First Financial Corporation and HopFed Bancorp, Inc. (attached as Exhibit 2.1 to HopFed Bancorp, Inc.’s Amendment No. 1 on Form 8-K/A filed on January 9, 2019 and incorporated herein by reference)*

3.1

Amended and Restated Articles of Incorporation of First Financial Corporation (incorporated by reference to Exhibit 3(i) of First Financial Corporation’s Form 10-Q for the quarter ended September 30, 2002 and filed on November 14, 2002)

3.2	Code of By-Laws of First Financial Corporation (incorporated by reference to Exhibit 3(ii) of First Financial Corporation’s Form 8-K filed on August 24, 2012)

* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation, as successor by merger to HopFed Bancorp, Inc.

	By:	/s/ Rodger A. McHargue
Rodger A. McHargue
Treasurer and CFO
Date: July 29, 2019		(Principal Financial Officer)